EXHIBIT 21
                                                                      ----------
HARSCO CORPORATION

Subsidiaries of the Registrant
                                              Country of              Ownership
Name                                         Incorporation            Percentage
--------------------------------------------------------------------------------
Heckett MultiServ S.A.I.C.                      Argentina                  100%
Harsco (Australia) Pty. Limited                 Australia                  100%
Harsco Track Technologies Pty. Ltd.             Australia                  100%
MultiServ Australasia Pty. Ltd.                 Australia                   70%
MultiServ Holdings Pty. Limited                 Australia                   55%
MultiServ NSW Pty. Limited                      Australia                   55%
MultiServ South East Asia Pty. Ltd.             Australia                  100%
MultiServ Victoria Pty. Ltd.                    Australia                   70%
SGB Australia (Pty.) Limited                    Australia                  100%
SGB Raffia Pty. Ltd.                            Australia                  100%
Taylor-Wharton (Australia) Pty. Limited         Australia                  100%
AluServ Middle East W.L.L.                      Bahrain                     65%
La Louviere Logistique S.A.                     Belgium                    100%
MultiServ S.A.                                  Belgium                    100%
MultiServ Services Specialises S.A.S.           Belgium                    100%
SGB Belgium Sarl                                Belgium                    100%
Verwerkingsbedryf Voor Byproduckten
  in de Staalnyverhei                           Belgium                    100%
Harsco (Bermuda) Limited                        Bermuda                    100%
MultiServ Limitada                              Brazil                     100%
Sobremetal - Recuperacao de Metais Ltda.        Brazil                     100%
Harsco Canada Corporation                       Canada                     100%
Harsco Canada General Partner Limited           Canada                     100%
Harsco Canada Limited Partnership               Canada                     100%
Harsco Nova Scotia Holding Corporation          Canada                     100%
Guernsey Plant Hire Ltd.                        Channel Islands-Guernsey   100%
SGB (Channel Islands) Ltd.                      Channel Islands-Jersey     100%
SGB Gulf Ltd.                                   Channel Islands-Jersey     100%
MultiServ S.A.                                  Chile                      100%
MultiServ Tang Shan Iron & Steel
  Service Corp. Ltd.                            China                      100%
MultiServ Zhejiang Iron & Steel
  Service Corp. Ltd.                            China                       80%
Taylor-Wharton (Beijing) Cryogenic
  Equipment Co. Ltd.                            China                       51%
Czech Slag - Nova Hut s.r.o.                    Czech Republic              65%
Heckett MultiServ spol. s.r.o.                  Czech Republic             100%
MultiServ Cz s.r.o.                             Czech Republic             100%
SGB Cz a.s.                                     Czech Republic             100%
SGB Denmark ApS                                 Denmark                    100%
Heckett Bahna Co. For Industrial
  Operations S.A.E.                             Egypt                       65%
Heckett MultiServ Bahna S.A.E.                  Egypt                       65%
SGB Egypt for Scaffolding and Formwork S.A.E.   Egypt                    98.85%

HARSCO CORPORATION

Subsidiaries of the Registrant
                                              Country of              Ownership
Name                                         Incorporation            Percentage
--------------------------------------------------------------------------------
Slag Processing Company Egypt (SLAR) S.A.E.     Egypt                       60%
MultiServ Oy                                    Finland                    100%
Evulca S.A.S.                                   France                     100%
Floyequip S.A.                                  France                     100%
MultiServ France S.A.                           France                     100%
MultiServ Industries S.A.S.                     France                     100%
MultiServ Logistique et Services
  Specialises S.A.S.                            France                     100%
MultiServ S.A.S.                                France                     100%
MultiServ Sud S.A.                              France                     100%
PyroServ SARL                                   France                     100%
SCI Branchy S.A.                                France                     100%
SGB S.A.S.                                      France                     100%
Carbofer International GmbH                     Germany                    100%
Harsco GmbH                                     Germany                    100%
MultiServ GmbH                                  Germany                    100%
MultiServ Guatemala S.A.                        Guatemala                  100%
SGB Asia Pacific Ltd.                           Hong Kong                  100%
SGB Eventlink (Ireland) Ltd.                    Ireland                    100%
SGB Scafform Limited                            Ireland                    100%
IlServ SrL                                      Italy                       65%
MultiServ SrL                                   Italy                      100%
SGB Latvia S.I.A.                               Latvia                      70%
Luxequip Holding S.A.                           Luxembourg                 100%
MultiServ S.A.                                  Luxembourg                 100%
SGB Asia Pacific (M) Sdn Bhd.                   Malaysia                   100%
Taylor-Wharton Asia (M) Sdn. Bhd.               Malaysia                   100%
Taylor-Wharton Gas Equipment Sdn. Bhd.          Malaysia                   100%
Andamios Patentados, S.A. de C.V.               Mexico                     100%
Electroforjados Nacionales, S.A. de C.V.        Mexico                     100%
Irving, S.A. de C.V.                            Mexico                     100%
MultiServ Metals de Mexico, S.A. de C.V.        Mexico                     100%
Harsco Europa B.V.                              Netherlands                100%
Harsco Finance B.V.                             Netherlands                100%
Heckett MultiServ China B.V.                    Netherlands                100%
Heckett MultiServ Far East B.V.                 Netherlands                100%
MultiServ Finance B.V.                          Netherlands                100%
MultiServ (Holland) B.V.                        Netherlands                100%
MultiServ International B.V.                    Netherlands                100%
SGB Holland B.V.                                Netherlands                100%
SGB Industrial Services B.V.                    Netherlands                100%
SGB Logistic Services B.V.                      Netherlands                100%
SGB North Europe B.V.                           Netherlands                100%
Slag Reductie Nederland B.V.                    Netherlands                100%

HARSCO CORPORATION

Subsidiaries of the Registrant
                                              Country of              Ownership
Name                                         Incorporation            Percentage
--------------------------------------------------------------------------------
Slag Reductie (Pacific) B.V.                    Netherlands                100%
Stalen Steigers Holland B.V.                    Netherlands                100%
SteelServ Limited                               New Zealand                 50%
MultiServ A.S.                                  Norway                     100%
SGB Polska SP Z.O.O.                            Poland                     100%
Companhia de Tratamento de Sucatas, Limitada    Portugal                   100%
Trenci-Engenharia Tecnicas Racuionalizades
  de Construcao Civil Lda.                      Portugal                   100%
SGB Al Darwish United WLL                       Qatar                       49%
Heckett MultiServ Saudi Arabia Limited          Saudi Arabia                55%
MultiServ Smederevo D.O.O.                      Serbia                     100%
SGB Asia Pacific (S) Pte. Ltd.                  Singapore                  100%
MultiServ Slovensko s.r.o.                      Slovak Republic            100%
SGB Slovensko s.r.o.                            Slovak Republic            100%
Taylor-Wharton Harsco, s.r.o.                   Slovak Republic            100%
MultiServ South Africa (Pty.) Limited           South Africa               100%
SRH Mill Services (Pty.) Ltd.                   South Africa               100%
SteelServ (Pty.) Ltd.                           South Africa               100%
Gestion Materias Ferricas, S.A.                 Spain                      100%
MultiServ Iberica S.A.                          Spain                      100%
MultiServ Intermetal S.A.                       Spain                      100%
MultiServ Lycrete S.A.                          Spain                      100%
MultiServ Reclamet, S.A.                        Spain                      100%
Serviequipo S.A.                                Spain                      100%
Montanus Industriforvaltning A.B.               Sweden                     100%
MultiServ A.B.                                  Sweden                     100%
MultiServ Nordiska A.B.                         Sweden                     100%
MultiServ (Sweden) A.B.                         Sweden                     100%
SGB Stallningar A.B.                            Sweden                     100%
MultiServ (Thailand) Company Limited            Thailand                   100%
Faber Prest Limited                             U.K.                       100%
Faber Prest (Overseas) Limited                  U.K.                       100%
Faber Prest (Pacific) Limited                   U.K.                       100%
Harsco Investment Ltd.                          U.K.                       100%
Harsco Track Technologies Ltd.                  U.K.                       100%
Harsco (U.K.) Ltd.                              U.K.                       100%
Heckett International Services Limited          U.K.                       100%
Heckett Limited                                 U.K.                       100%
MastClimbers Ltd.                               U.K.                       100%
MultiServ (A.S.R.) Ltd.                         U.K.                       100%
MultiServ (Sheffield) Ltd.                      U.K.                       100%
MultiServ (U.K.) Ltd.                           U.K.                       100%
MultiServ Group Ltd.                            U.K.                       100%
MultiServ Investment Limited                    U.K.                       100%

HARSCO CORPORATION

Subsidiaries of the Registrant
                                              Country of              Ownership
Name                                         Incorporation            Percentage
--------------------------------------------------------------------------------
MultiServ Logistics Limited                     U.K.                       100%
MultiServ plc                                   U.K.                       100%
Otis Transport Services Limited                 U.K.                       100%
Quipco Ltd.                                     U.K.                       100%
SGB Eventlink Limited                           U.K.                       100%
SGB Group Ltd.                                  U.K.                       100%
SGB Holdings Ltd.                               U.K.                       100%
SGB Investments Ltd.                            U.K.                       100%
SGB Services Ltd.                               U.K.                       100%
Slag Reduction Overseas Limited                 U.K.                       100%
Harsco Foreign Sales Corporation                U.S. Virgin Islands        100%
Faber Prest (U.S.), Inc.                        U.S.A.                     100%
Harsco Defense Holding, Inc.                    U.S.A.                     100%
Harsco Minnesota Corporation                    U.S.A.                     100%
Harsco Technologies Corporation                 U.S.A.                     100%
Harsco UDLP Corporation                         U.S.A.                     100%
Heckett Technology Services Inc.                U.S.A.                     100%
MultiServ General Corp.                         U.S.A.                     100%
MultiServ Inc.                                  U.S.A.                     100%
MultiServ Intermetal Inc.                       U.S.A.                     100%
MultiServ Investment Corporation                U.S.A.                     100%
MultiServ Operations Ltd.                       U.S.A.                     100%
MultiServ U.S. Corporation                      U.S.A.                     100%
SGB Holdings Inc.                               U.S.A.                     100%
Slag Reduction Investment Corporation           U.S.A.                     100%
SRA Mill Services, Inc.                         U.S.A.                     100%
Quebeisi SGB LLC                                United Arab Emirates        49%
Heckett MultiServ M.V. & M.S., C.A.             Venezuela                  100%

Companies in which Harsco Corporation does not exert management control are not consolidated. These companies are listed below as unconsolidated entities.

                                             Country of
                                             Incorporation/           Ownership
Name                                         Organization             Percentage
--------------------------------------------------------------------------------

Granufos S.A.S.                                 France                      50%
Phooltas Tamper Private Limited                 India                       40%
p.t. Purna Baja Heckett                         Indonesia                   40%
Salamis / SGB Limited                           Scotland                    50%